                               fonix/Oberteuffer

                               PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT (the "Agreement") is by and between John A. Oberteuffer, an individual residing at 14 Glen Road South, Lexington, Massachusetts 02173 ("Oberteuffer"), and fonix corporation, a Delaware corporation with its principal place of business at 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah 84111 ("fonix" or the "Company").

                                   RECITALS:
                                   --------

     A. Oberteuffer has developed and invented an integrated system for voice and pen input in the use of personal computers (the "Invention"). Oberteuffer plans to disclose preferred embodiments of the Invention in United States patent applications to be executed by Oberteuffer (with or without other persons named as inventors thereon) and filed in the United States Patent and Trademark Office (the "Patent Applications").

     B. Pursuant to the terms of this Agreement, Oberteuffer wishes to transfer to fonix all right, title and interest in and to the above-described Invention, and fonix wishes to purchase the Invention from Oberteuffer.

                                  AGREEMENTS:
                                  ----------

In consideration of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Definitions.
     -----------

     1.1 "Documentation" shall mean (a) all existing technical, design, development, installation and maintenance information describing the design and development of the Invention, including source documentation, source listings and annotations, test data and test results and (b) all existing educational materials, reference manuals and support materials relating to the Invention.

     1.2  The "Effective Date" shall be April 7, 1998.

     1.3 The "Invention" shall mean that certain method and apparatus for integrated voice and pen input for use in computer systems, as more fully described in the Documentation and Patent Applications, including Related Technology as defined herein.

     1.4 "Patent Applications" shall have the meaning set forth in Recital A above.

     1.5 "Patents" shall mean any patents granted by the U.S. Patent and Trademark Office (the "PTO") on the Patent Applications.

     1.6 "Related Technology" means all existing technology acquired, authored, developed, improved or produced by Oberteuffer and that is necessary to the development of the Invention or to the performance by the Invention of its intended functions or purposes, whether tangible or intangible, in any stage of development, including without limitation existing enhancements, designs, technology, improvements, inventions, works of authorship, trade secrets, formulas, processes, routines, subroutines, techniques, concepts, methods, ideas, algorithms, source code, object code, flow charts, diagrams, coding sheets, source code listings and annotations, programmers' notes, research, architectural specifications, concepts, work papers, and work product existing on the Effective Date, development tools and associated documentation, and all rights of any kind in or to any of the foregoing, including without limitation all proprietary rights and trade secrets and all patents and copyrights (whether pending, applied for or issued) for the Invention, regardless of whether any or all of the foregoing constitutes copyrightable or patentable subject matter.

     1.7 All other initially capitalized terms shall have the meanings assigned to them in this Agreement.

2.   Assignment.
     ----------

     2.1  Assignment.  Oberteuffer hereby assigns, sells and transfers to fonix,
          ----------
effective upon the Effective Date, all right, title and interest in and to the Invention and Related Technology, including without limitation all copyrights, trade secrets, patent rights (including, without limitation, Patent Applications and Patents) and other intellectual property rights therein, free and clear of all liens, security interests, licenses and encumbrances of any type, whether accrued, absolute or contingent ("Liens"). At any time requested by fonix, Oberteuffer shall execute Assignments with respect to the Patent Applications, substantially in the form attached hereto as Exhibit A.

     2.2  Further Assurances.  Oberteuffer agrees to assist fonix and to execute
          ------------------
any additional documents, assignments or assurances reasonably requested by fonix hereafter to further evidence or complete its ownership of the Invention, to carry out the transactions contemplated by this Agreement and to assist fonix to obtain, perfect and protect its interest in the Invention. In particular, Oberteuffer shall, at fonix's expense, cooperate with fonix's reasonable requests concerning and use his best efforts to assist fonix in the protection or registration of the intellectual property elements in the Invention, including the recordation of any assignment or notice of assignment for Patents, trademarks or copyrights within the scope of this Section 2.

3.   Consideration.  In consideration of the assignment and transfer of the
     -------------
Invention and other covenants, warranties and commitments made by Oberteuffer in this Agreement, fonix agrees as follows:

     3.1  Grant of Warrants.  Upon the Effective Date, fonix shall grant to
          -----------------
Oberteuffer warrants (the "Warrants") to purchase up to 500,000 shares of fonix's restricted common stock, $.0001 par value per share ("Common Stock"), at an exercise price of $5.12. 250,000 of the Warrants shall vest immediately at the time of grant. The remaining 250,000 Warrants shall vest concurrent with the issuance of the first Patent for or relating to the Invention.

     3.2  Warrant Agreement.  All Warrants to be granted to Oberteuffer under
          -----------------
this Agreement shall be granted pursuant to the terms and conditions of a Common Stock Purchase Warrant, substantially in the form attached hereto as Exhibit B, to be executed prior to issuance of the Warrants to Oberteuffer.

     3.3  Employment Status of Oberteuffer.  The parties acknowledge that fonix
          --------------------------------
has recently hired Oberteuffer as an executive employee. No management role of Oberteuffer with fonix or its affiliated companies shall reduce Oberteuffer's rights to or interest in the Warrants. Similarly, all subsequent work performed or undertaken by Oberteuffer concerning the Invention and all improvements, modifications and/or derivations thereof shall not entitle Oberteuffer to any additional or extra compensation, it being understood and agreed by the parties that such work is performed in the scope and course of Oberteuffer's employment as executive officer of fonix. Notwithstanding anything set forth above, Oberteuffer shall be entitled to receive awards or grants of options pursuant to the fonix employee stock option plan.

     3.4  Oberteuffer's Right to Redeem Invention.  If at any time fonix
          ---------------------------------------
determines that it wishes to proceed no further with commercializing the Invention, Oberteuffer shall have the right to redeem and repurchase ownership of the Invention and Related Technology subject to such licenses and/or Liens which may exist at the time of repurchase by Oberteuffer. The purchase price to fonix from Oberteuffer shall be: (i) return of all unexercised Warrants; (ii) assignment free and clear of all Liens of all shares of Common Stock obtained by Oberteuffer in connection with the exercise of all or part of the Warrants and/or (iii) an amount equal to the net proceeds to Oberteuffer from the sale of any shares of Common Stock obtained by Oberteuffer in connection with the exercise of all or part of the Warrants. For purposes of this Section 3.4, "net proceeds" shall mean the difference between the aggregate gross proceeds to Oberteuffer from the sale of any shares of Common Stock obtained by Oberteuffer in connection with the exercise of all or part of the Warrants and the aggregate exercise price paid by Oberteuffer to fonix upon exercise of Warrants, where the underlying shares of Common Stock were sold by Oberteuffer. Oberteuffer shall notify fonix in writing if he believes that fonix is no longer pursuing commercialization of the Invention and he desires to exercise his repurchase right. fonix shall have thirty (30) days in which to respond to such notice by either agreeing to a repurchase date and terms with Oberteuffer or providing to Oberteuffer reasonable evidence that fonix has not abandoned commercialization of the Invention. Nothing in this Section shall be construed to prevent or hinder fonix from selling or licensing its rights in the Invention and Related Technology to a third party, related or unrelated, in which case this repurchase right shall become null and void; provided, however, that any such assignment or license shall (a) be for good and valid consideration and (b) be for a valid business purpose.

4.   Delivery.  As soon as practicable after the Effective Date, Oberteuffer
     --------
shall deliver to fonix all software, work product, documents, and other tangible materials constituting the Invention (including Documentation and Related Technology).

5.   Oberteuffer Warranties.
     ----------------------

     5.1  Power to Agree, Etc.  Oberteuffer hereby represents, warrants, and
          --------------------
covenants to fonix that (a) Oberteuffer has all necessary right and power to enter into and perform according to the terms and conditions of this Agreement;
(b) the terms of this Agreement do not violate or conflict with any other agreement or obligation of Oberteuffer; and (d) this Agreement is a valid and binding agreement on Oberteuffer, enforceable in accordance with its terms.

     5.2  Title.  Oberteuffer warrants that to the best of his knowledge he has
          -----
good and marketable title to the Invention, which is transferred to fonix free and clear of any Liens or restrictions on or conditions to transfer or assignment; provided, however, that William Kania ("Kania"), Loken Kim ("Kim") and John Wilbanks ("Wilbanks") have been engaged by fonix to assist in the development of the Invention at Oberteuffer's direction and control. All work performed by Kim and Kania concerning the Invention has been performed on a "work for hire" basis and such work is owned and assignable by Oberteuffer. To the extent that Kania claims separate ownership of any part or component of the Invention, fonix shall obtain such rights by way of a separate agreement with Kania. Except as may be disclosed in writing to fonix, there are no outstanding licenses or agreements of any kind relating to the Invention or the intellectual property rights therein. No licenses from or rights (including patent rights) of any third party are necessary to market, license, sell, modify and/or create derivative works of the Invention. Oberteuffer has used diligent efforts to obtain and maintain his ownership of the Invention and intellectual property rights therein, as well as the confidentiality of any trade secret or source code portions thereof, and no material portion of the Invention is or has become part of the public domain.

     5.3  Litigation.  There is no action, suit, investigation, or other
          ----------
proceeding pending or, to Oberteuffer's knowledge, threatened against or materially adversely affecting the Invention, the Patent or

Oberteuffer's right and ability to consummate the transactions contemplated by this Agreement; nor does Oberteuffer know or have reason to know of any basis for the same.

     5.4  Infringement.  Oberteuffer warrants that, to his best knowledge, the
          ------------
Invention and elements thereof are solely owned by Oberteuffer (except with respect to such elements thereof as may already be owned by fonix) and do not violate any copyright, trade secret, trademark, patent or other personal or proprietary rights of any third party, and that he has not received any notice of such a claim. There are no existing, pending or, to Oberteuffer's knowledge, threatened claims of infringement, misappropriation or disputed ownership by any third party relating to the Invention and elements thereof and, to Oberteuffer's knowledge, there is no basis for any such claim. To Oberteuffer's best knowledge, no third party is infringing or has infringed the intellectual property rights with respect to the Invention.

     5.5  Software.   With respect to all portions of the Invention which
          --------
constitute software, Oberteuffer maintains properly documented source code and source code listings, sufficient to enable reasonably competent programmers familiar with the language in which such code is written to maintain and modify the software, and, in each case, except as otherwise disclosed to fonix in writing, the software program operates substantially in accordance with the product specifications and Documentation therefor without material operating defects. Oberteuffer is not aware of any essential element necessary for the commercial exploitation of the Invention that (a) is not included in the deliverables assigned to fonix or (b) is not otherwise commercially available to fonix via a license or otherwise.

     5.6  Intent.  Oberteuffer will be acquiring the Warrants and Common Stock
          ------
issuable upon exercise thereof for his own account, and Oberteuffer has no present arrangement (whether or not legally binding) to sell any of such securities to or through any person or entity; provided, however, that by making the representations herein, Oberteuffer does not agree to hold the Warrants and Common Stock issuable upon exercise thereof for any minimum or other specific term and reserves the right to dispose of the Warrants and Common Stock issuable upon exercise thereof at any time in accordance with U.S. federal and state securities laws applicable to such disposition and any restrictions imposed on such transfer by the Common Stock Purchase Warrant or the instruments and documents executed in connection with this Agreement. Oberteuffer understands that the Warrants and Common Stock issuable upon exercise thereof must be held indefinitely unless such securities are subsequently registered under the Securities Act of 1933, as amended (the "Securities Act") or an exemption from registration is available. Oberteuffer has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

     5.7  Sophisticated Investor.  Oberteuffer is a "sophisticated investor" (as
          ----------------------
described in Rule 506(b)(2)(ii) of Regulation D), an "accredited investor" (as defined in Rule 501(a) of Regulation D), and a director of the Company and Holder has such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Company's securities.

     5.8  Ability of Holder to Bear Risk of Investment.  Oberteuffer
          --------------------------------------------
acknowledges that the Warrants and Common Stock issuable upon exercise thereof are speculative investments and involve a high degree of risk and Oberteuffer is able to bear the economic risk of an investment in the Warrants and Common Stock issuable upon exercise thereof, and, at the present time, is able to afford a complete loss of such investment.

     5.9  Disclosure; Access to Information.  Oberteuffer has received copies of
          ---------------------------------
or has had access to all documents, records, books and other information pertaining to the Company, the Common Stock Purchase Warrant and the Common Stock issuable upon exercise of any such Warrants that have been requested by Oberteuffer. Oberteuffer has been afforded the opportunity to ask questions of the Company and its management. Oberteuffer further acknowledges that it understands that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and Oberteuffer has reviewed or received copies of any such reports that have been requested by him.

     5.10  Indemnification.  Oberteuffer shall indemnify and hold fonix harmless
           ---------------
from any and all claims, demands, costs, liabilities, losses, expenses and damages (including attorneys' fees) arising out of or in connection with the breach of any warranty made by Oberteuffer in this Section 5, including defense of any third party claim that, if true, would constitute such a breach of warranty; provided, however, that Oberteuffer's liability to fonix shall not in any event exceed the aggregate value of the Warrants, Common Stock issuable upon exercise thereof and the gross proceeds obtained by Oberteuffer from the sale of all or any part of the shares of Common Stock obtained by Oberteuffer in connection with the exercise of all or part of the Warrants. fonix shall give Oberteuffer prompt notice of any claim to which the foregoing indemnity relates. Notwithstanding anything herein to the contrary, Oberteuffer's obligations pursuant to this Section shall not apply to any claims related to any modifications to the Invention made by fonix, but only to the extent that such claims would not have arisen but for the modifications made by fonix.

     5.11  LIMITATION OF LIABILITY AND DAMAGES.  OTHER THAN AS SET FORTH IN THIS
           -----------------------------------
SECTION 5, EACH PARTY EXPRESSLY EXCLUDES AND DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NOV EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR ANY INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT.

     5.12  Survival.  The representations, warranties and covenants contained in
           --------
or made pursuant to this Agreement shall survive execution and any termination of this Agreement.

6.   Confidentiality.  Oberteuffer agrees to treat as highly confidential, and
     ---------------
never to use, copy or disclose to any third party, except as required by law, the source code of the Invention and any other information concerning the Invention which should reasonably be understood to be confidential.

7.   Breach of Agreement; Remedies.  If either party believes that the other has
     -----------------------------
materially breached any provision of this Agreement, the party alleging the breach shall deliver notice to the other party, specifying the nature of the alleged breach. The party alleged to be in breach shall have sixty (60) days from the date of mailing of such notice in which to attempt to cure the alleged breach. During such sixty (60) day period, either party may request a personal meeting between the parties in which to negotiate in good faith to attempt to resolve the dispute. If such negotiations are unsuccessful and the alleged breach has not been cured by the end of such sixty (60) day period, the party alleging the breach may pursue any and all rights and remedies that it has under this Agreement, at law or in equity.

8.   Rights Reserved.  fonix shall have the right to market the Invention in any
     ---------------
manner and under any name fonix chooses. Nothing in this Agreement shall impair fonix's right to acquire, license, independently develop for itself or have others independently develop for it similar products performing the same or similar functions as the Software.

9.   Miscellaneous.
     -------------

     9.1  Notice.  All notices between the parties shall be in writing and shall
          -------
be sent by certified or registered mail or commercial overnight delivery service, with provisions for a receipt, or by confirmed facsimile transmission, to the address of the other party listed above (or to such other address as a party may furnish to the other in writing).

     9.2  Entire Agreement; Amendment; Waiver.  This Agreement, together with
          ------------------------------------
the Exhibits hereto, which are incorporated herein by reference, and any additional documents required to be delivered at the Closing pursuant hereto, constitutes the complete agreement between the parties and supersedes all previous representations, written or oral, with respect to the Invention or other subject matter of this Agreement. Except as otherwise expressly provided herein, this Agreement may be modified or amended only by a writing signed by duly authorized representatives of both parties. The waiver by either party of any default or breach of this Agreement, or any obligation hereunder, shall be ineffective unless in writing, and shall not constitute a waiver of any subsequent breach or default. No failure to exercise any right or power under this Agreement or to insist on strict compliance by the other party shall constitute a waiver of the right in the future to exercise such right or power or to insist on strict compliance.

     9.3   Governing Law and Jurisdiction.  This Agreement shall be governed by
           -------------------------------
and construed in accordance with the internal laws of the state of Utah and applicable federal laws. The parties consent to the exclusive jurisdiction and venue of Utah state and federal courts in any action arising out of this Agreement.

     9.4   Attorneys' Fees.  In the event of any default under this Agreement,
           ---------------
the defaulting party shall pay all costs incurred by the other party by reason of the default, including court costs and reasonable attorneys' fees (whether or not the attorney is a salaried employee of the non-defaulting party), and also including such expenses incurred before legal action or bankruptcy proceeding, during the pendency thereof, and continuing to all such expenses in connection with appeals to higher courts. If the attorney is a salaried employee of the non-defaulting party, a reasonable attorney's fee shall be an amount charged by similarly qualified attorneys in private practice for similar services. If a party is accused of default by the other, but there is a final decision by a court of law, not overturned on appeal, that the party did not default as alleged, the party wrongly accused of default shall be entitled to an award of its costs and reasonable attorneys' fees as described above.

     9.5   Cumulative Remedies.  All rights and remedies provided in this
           --------------------
Agreement, at law or in equity are cumulative.

     9.6   Severability.  If any term of this Agreement is held invalid or
           -------------
unenforceable by a court or arbitrator of competent jurisdiction, such terms shall be reduced or otherwise modified by such court or arbitrator to the minimum extent necessary to make it valid and enforceable. If such term cannot be so modified, it shall be severed and the remaining terms of this Agreement shall be interpreted in such a way as to give maximum validity and enforceability to this Agreement.

     9.7   Binding Effect; Assignment.  This Agreement is binding upon the
           ---------------------------
parties and their respective successors, representatives and assigns; however, Oberteuffer may not assign or transfer this Agreement or any of his rights or duties hereunder without prior written consent of fonix, which shall not be unreasonably withheld.

     9.8   Language.  The language used in this Agreement shall be deemed to be
           --------
the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against either party.

     9.9   Force Majeure. Neither party shall be liable for any failure or delay
           -------------
in performing hereunder, if such failure or delay is due to war, strike, government requirements, acts of nature, acts or omissions of carriers, or other cause(s) beyond its reasonable control.

     9.10  Counterparts. This Agreement may be executed in counterparts, and all
           ------------
counterparts shall be deemed to be one and the same agreement.

     9.11  No Agency.  The parties are independent contractors, and this
           ----------
Agreement shall not be construed to create any agency or partnership between them. Neither party has authority to bind the other, to incur any liability or act on behalf of the other, or to direct the others' employees.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                              fonix corporation

                              By:
-------------------------        ------------------------------------
  John A. Oberteuffer
                              Print Name:
                                         ----------------------------
Date:
     --------------------
                              Title:
                                    ---------------------------------
                              Date:
                                   ----------------------------------

                                   EXHIBIT A

                     Form of Patent Application Assignment

                                  ASSIGNMENT
                                  ----------

     WHEREAS, I, John A. Oberteuffer, a citizen of the United States, residing at 14 Glen Road South, Lexington, Massachusetts 02173 (hereinafter referred to as "ASSIGNOR"), have invented an integrated system for voice and pen input for use in computer systems, hereinafter called the "invention".

     WHEREAS, preferred embodiments of the invention are disclosed in United States patent applications executed by me [and ________________________] and filed in the United States Patent and Trademark Office as Serial No. ___________ on [date].

     WHEREAS, fonix corporation, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter referred to as "ASSIGNEE"), having a principal place of business at 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah 84111, desires to acquire the entire right, title, and interest in the invention.

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid to me by the ASSIGNEE, the receipt and sufficiency of which is hereby acknowledged, I, said ASSIGNOR, HEREBY ASSIGN, SELL, AND TRANSFER AND SET OVER UNTO THE ASSIGNEE, its successors, legal representatives and assigns:

          My entire right, title, and interest in, to and under said invention, and said United States applications and all divisions, renewals, continuations, provisionals, and continuations-in-part thereof, and all Patents of the United States which may be granted thereon and all reissues, reexaminations and extensions thereof; and all applications for intellectual and/or industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country or countries foreign to the United States, together with the right to file such applications in its own name and the right to claim for the same the priority rights derived from said United States application under the Patent Laws of the United States, the International Convention for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of intellectual and/or industrial property protection, including, without limitation, patents, utility models and designs which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals, reexaminations and reissues thereof.

     ASSIGNOR HEREBY authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of intellectual and/or industrial property protection on applications as aforesaid, to issue the same to said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

     ASSIGNOR HEREBY grants the firm of Durham, Evans, Jones & Pinegar the power to insert in this Assignment any further identification or information which may be necessary or desirable in order to comply with the rules of the United States Patent and Trademark Office for recordation of this document.

     ASSIGNOR HEREBY covenants and agrees that he has full right to convey the entire interest herein assigned, and that he has not executed, and will not execute, any agreement in conflict herewith.

     ASSIGNOR HEREBY further covenants and agrees that he will communicate to said ASSIGNEE, its successors, legal representatives and assigns, any facts known to him respecting said invention, and testify in any legal proceeding, promptly sign all lawful papers, execute all divisional, continuing, reissue, reexamination and foreign applications, make all rightful oaths, and generally do everything possible to aid said ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper protection for said invention in all countries.


Dated: ______________, 1998
                                    ----------------------------------
                                    John A. Oberteuffer


STATE OF UTAH            )
                         )  SS:
COUNTY OF _________      )

On this _____ day of ____________, 1998, John A. Oberteuffer personally appeared before me, who is personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to on this Assignment, and acknowledged that he executed the same.


                                  -------------------------------
                                       Notary Public

                                  -------------------------------
                                       My Commission Expires

                                   EXHIBIT B

                     Form of Common Stock Purchase Warrant

          THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN AND WILL NOT BE, AS OF THE TIME OF ISSUANCE, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE LAW, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS WARRANT AND SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

                               fonix corporation

                         COMMON STOCK PURCHASE WARRANT
                             Expiring April 7, 2001


No. ______                                                       April 7, 1998

     fonix corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that JOHN A. OBERTEUFFER, or his approved and registered assigns, is entitled to purchase from the Company at any time from time to time prior to 5:00 p.m., Salt Lake City, Utah time, on April 7, 2001, 500,000 duly authorized shares of the Company's common stock, par value $.0001 per share (the "Warrant Stock") at a purchase price per share of $______, all subject to the terms and conditions set forth below.

     1.  Exercise of Warrant.

           1.1 Manner of Exercise. The holder of this Warrant may exercise it, in whole or in part, during normal business hours on any business day by surrendering this Warrant to the Company at the Company's principal office, accompanied by an executed subscription agreement in substantially the form annexed hereto as Exhibit A and by payment, in cash or by certified or official bank check payable to the order of the Company, or by any combination of such methods, in the amount obtained by multiplying (a) the number of shares of Warrant Stock designated in such subscription by (b) $5.12, whereupon such holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Warrant Stock as is indicated on the subscription; provided, however, that holder may exercise this Warrant only as to 250,000 shares of Warrant Stock until the U.S. Patent and Trademark Office has issued at least one (1) patent for an Invention or Related Technology pursuant to the terms of the fonix/Oberteuffer Purchase Agreement dated April 1, 1998 (the "Agreement"). Thereafter, holder may exercise this Warrant as to the remaining 250,000 shares of Warrant Stock.

           1.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Warrant Stock shall be issued upon such exercise shall be deemed for all corporate purposes to have become the holder of record thereof.

           1.3 Delivery of Stock Certificates. As soon as practicable after each exercise of this Warrant, and in any event within five business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or to the person or entity such holder may direct (and upon payment by such holder of any applicable transfer taxes), a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Warrant Stock to which the holder or its designee shall be entitled upon such exercise.

           1.4  Partial Exercise.

                   1.4.1 Fractional Shares. In the event of any partial exercise of this Warrant, the Company will not issue certificates for any fractional shares of the Warrant Stock to which the holder otherwise may be entitled, and the Company shall not be obligated to refund an amount of cash comprising the market value of any fractional share of Warrant Stock for which the Company will not issue a certificate.

                   1.4.2 Replacement Warrant. In the event of any partial exercise of this Warrant, upon tender of this Warrant to the Company, the Company shall issue a new Warrant containing the same terms and conditions as this Warrant but calling on the face thereof for the number of shares of Warrant Stock equal to the number of shares called for on the face of this Warrant minus the number of shares of Warrant Stock issued upon the partial exercise of this Warrant.

     2. Adjustment of Warrant Stock Issuable Upon Exercise. If the Company at any time or from time to time after the date of this Warrant but before expiration effects a split or subdivision of the outstanding shares of its then outstanding common stock into a greater number of shares of common stock, or if the Company effects a reverse split of the outstanding shares of its common stock into a lesser number of shares of common stock, (by reclassification or otherwise than by payment of a dividend in common stock), then, and in each such case, the number of shares called for on the face of this Warrant (or the face of any replacement Warrant issued upon partial exercise) shall be adjusted proportionally, and the exercise price with respect to such adjusted number of shares also shall be adjusted proportionally.

     3.  Restrictions on Transfer.

           3.1  Restrictive Legends.   Each replacement Warrant issued upon
partial exercise or the transfer of any Warrant shall contain a legend in substantially the following form:

          THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS WARRANT AND SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

Each certificate for Common Stock issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933 AND APPROPRIATE STATE SECURITIES LAWS. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL AT SHAREHOLDER'S EXPENSE, AND SATISFACTORY TO IT, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

          3.2 Notice of Proposed Transfer; Opinions of Counsel. Prior to the transfer of any shares of Common Stock issued upon the exercise of this Warrant and during any period during which such shares of Common Stock are not registered by the Company under an effective registration statement filed pursuant to the Securities Act of 1933, the holder thereof shall give written notice to the Company, which notice shall (a) state such holder's intention to transfer such restricted shares and to comply in all other respects with the transfer requirements of this Warrant; (b) describe the circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (c) designate counsel for the holder giving such notice. The holder giving such notice shall submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

                  3.2.1 If (a) in the opinion of counsel for the holder designated in the notice the proposed transfer may be effected without registration of such shares of Common Stock under the Securities Act of 1933 and any applicable state securities laws, and (b) counsel for the Company shall not have rendered an opinion within 15 days after receipt by the Company of such written notice that such registration is required, such holder shall thereupon be entitled to transfer such shares of Common Stock in accordance with the terms of the notice delivered by such holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in Section 4.1, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Securities Act. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this Section 4.2) shall fail to deliver an opinion to the Company as aforesaid, then for all purposes of this Warrant the opinion of counsel for the Company shall be deemed to be the same as the opinion of counsel for such holder.

               3.2.2 If in the opinion of either or both of such counsel the proposed transfer may not legally be effected without registration of such shares of Common Stock under the Securities Act of 1933 or applicable state securities laws (such opinion or opinions to state the basis of the legal conclusions reached therein), the Company will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such shares of Common Stock until receipt of a further notice from the holder under Section 4.2.1 above or until registration of such shares of Common Stock under the Securities Act or applicable state law has become effective.

     4.    Reservation of Shares.   The Company will at all times reserve and
keep available, solely for issuance and delivery upon the exercise of the Warrants, the number of shares of Warrant Stock that would be issuable upon the exercise of all Warrants at the time outstanding. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable with no liability on the part of the holders thereof.

     5.    Ownership, Transfer and Substitution of Warrants.

           5.1     Ownership of Warrants.   The Company may treat the person in
whose name any Warrant is registered on the Company's records as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary. Nevertheless, when a Warrant is properly assigned in blank pursuant to Section
5.2 below, the holder thereof may exercise the Warrant without first having a new Warrant issued.

           5.2     Transfer and Exchange of Warrants.   John A. Oberteuffer may
transfer and assign the Warrant only with the written consent of the Company, which consent shall not be unreasonably withheld. Upon such consent and the surrender of any Warrant, properly endorsed, for registration of transfer of exchange at the principal office of the Company, the Company will execute and (upon payment by such holder of any applicable transfer taxes) deliver to any person specified by the holder of the Warrant a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces of such replacement Warrants for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.

           5.3 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft of destruction of any Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     6.    No Rights or Liabilities as Stockholder.   Nothing herein shall give
or shall be construed to give the holder of this Warrant any of the rights of a shareholder of the Company including, without limitation, the right to vote on matters requiring the vote of shareholders, the right to receive any dividend declared and payable to the holders of common stock, and the right to a pro-rata distribution upon the Company's dissolution.

     7. Notices. All notices and other communications provided for herein shall be delivered or mailed by first class mail, postage prepaid, addressed (a) if to the holders of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, at its principal office, 1225 Eagle Gate Plaza, 60 East South Temple, Salt Lake City, Utah 84111, or at the address of such other principal office of the Company as the Company shall have furnished to each holder of any Warrants in writing, provided that the exercise of any Warrants shall be
                     --------
effective only in the manner provided in Section 1.

     8.    Piggyback Registration.   During the term of this Warrant the Company
may not file any registration statement with the Securities and Exchange Commission (the "SEC") in connection with a public offering of its Common Stock unless the Company provides the holder with not less than ten (10) business days' notice of its intention to file such registration statement and provides the holder the option to include any or all of the applicable Warrant Stock therein. At the written request of holder given within ten (10) calendar days after the receipt of such notice by holder (which request shall specify the number of shares such holder requests to be included in such registration), the Company will use its best efforts to cause all shares of Warrant Stock as to which registration has been requested by holder to be included in such registration statement for sale or disposition in accordance with the method described in the initial notice given to holder and subject to the same terms and conditions as the other shares of Common Stock being sold, and thereafter shall cause such registration statement to be filed and become effective; provided, however, that the Company shall be permitted to (a) withdraw the registration statement for any reason in its sole and exclusive discretion and upon the written notice of such decision to holder shall be relieved of all of its obligations under this Section 8 with respect to that particular registration; or (b) exclude all or any portion of the shares of Warrant Stock sought to be registered by holder from such registration statement, but in the case of (a) or (b) only if the offering of the shares of Warrant Stock is an underwritten offering and to the extent that, in the reasonable judgment of the managing underwriter of the offering, the inclusion of such shares of Warrant Stock would be materially detrimental to the offering of the remaining shares of Common Stock, or such delay is necessary in light of market conditions. Any shares of Warrant Stock sought to be registered by holder so excluded from a registration statement shall be excluded pro rata based on the total number of shares of Common Stock being sold by all selling security holders (other than the Company). The piggyback registration rights granted to the holder pursuant to this Section 8 shall continue until all of the holder's Warrant

Stock has been sold in accordance with an effective registration statement or upon the expiration of this Warrant. The Company will pay all registration expenses in connection therewith. This Section 8 shall have no application if any of the Warrant Stock is already covered by an effective registration statement.

     9. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by the laws of the State of Utah.
The headings of this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

     10. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Salt Lake City, Utah time, on April 7, 1998.

                              fonix corporation



                              By:
                                  -----------------------------
                                  Thomas A. Murdock, President

                                   Exhibit A

                                 SUBSCRIPTION
                                 ------------


     (To be executed by the holder of the Warrant to exercise the right to purchase common stock evidenced by the Warrant)

                    To:  fonix corporation
                         1225 Eagle Gate Plaza
                         60 East South Temple
                         Salt Lake City, Utah  84111

     The undersigned hereby irrevocably subscribes for ________ shares of the Common Stock, par value $.0001 per share, of fonix corporation, a Delaware corporation, pursuant to and in accordance with the terms and conditions of a Warrant dated April 7, 1998 (the "Warrant"), and tenders with the Warrant and this Subscription Agreement payment of $_____________ as payment for the shares, and requests that a certificate for such shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.



                         --------------------------------------------------
                         NAME


                         --------------------------------------------------
                         ADDRESS


                         --------------------------------------------------


                         --------------------------------------------------
                         SOCIAL SECURITY NUMBER



                         --------------------------------------------------
                         Signed


                         --------------------------------------------------
                         Dated